UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2022

SOCIAL CAPITAL SUVRETTA HOLDINGS CORP. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40560	98-1586514
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2850 W. Horizon Ridge Parkway, Suite 200 Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(650) 521-9007

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, $0.0001 par value per share	DNAC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

In connection with the previously announced Business Combination Agreement (the “Business Combination Agreement”) dated January 18, 2022 by and between Social Capital Suvretta Holdings Corp. III (“SCS”) and ProKidney LP, a limited partnership organized under the laws of Ireland (“ProKidney”), acting through its general partner ProKidney GP Limited, a private limited company incorporated under the laws of Ireland, SCS announced an Extraordinary General Meeting of Shareholders (the “Extraordinary General Meeting”) to be held on July 6, 2022 at 10 a.m. Eastern Time for SCS shareholders to vote on the Business Combination Agreement and the transactions contemplated thereby (the “Business Combination”) and certain other proposals. SCS intends to open and promptly adjourn the Extraordinary General Meeting in order to permit SCS and ProKidney additional time to satisfy conditions to closing of the Business Combination with respect to approval by The Nasdaq Capital Market of a listing application covering the Class A ordinary shares of the combined company. SCS intends to reconvene the Extraordinary General Meeting at a later date.

All SCS shareholders of record as of the close of business on June 2, 2022 are entitled to vote at the Extraordinary General Meeting. SCS shareholders who have not already voted, or wish to change their vote, are strongly encouraged to submit their proxies as soon as possible. Valid proxies submitted by shareholders prior to the Extraordinary General Meeting will continue to be valid for purposes of the reconvened Extraordinary General Meeting. For more information on how to vote, please call SCS’s proxy solicitor, Morrow Sodali, at (800) 662-5200 for shareholders or (203) 658-9400 for bankers and brokers or email DNAC.info@investor.morrowsodali.com.

Additional Information and Where to Find It

In connection with the proposed transaction between SCS and ProKidney LP (ProKidney”), SCS has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). SHAREHOLDERS OF SCS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. THESE DOCUMENTS ARE NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF THE PROPOSED TRANSACTION. The definitive proxy statement was mailed to the shareholders of SCS as of June 2, 2022, the record date established for voting on the proposed transaction. Shareholders are also able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge at the SEC’s website at http://www.sec.gov.

The documents filed by SCS with the SEC also may be obtained free of charge at SCS’s website at https://socialcapitalsuvrettaholdings.com/dnac or upon written request to 2850 W. Horizon Ridge Parkway, Suite 200, Henderson, NV 89052.

Participants in the Solicitation

SCS and ProKidney and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from SCS’s shareholders in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction between ProKidney and SCS are contained in the definitive proxy statement. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This communication may contain certain forward-looking statements within the meaning of the federal securities laws, including with respect to the proposed transaction between ProKidney and SCS and the timing of enrollment of ProKidney’s clinical trials, availability of clinical data, obtainment of regulatory approvals and manufacturing cost reductions. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of SCS’s securities, (ii) the risk that the proposed transaction may not be completed by SCS’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by SCS, (iii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the definitive agreement related to the business combination between SCS and ProKidney (the “Business Combination Agreement”) by the shareholders of SCS and the satisfaction of the minimum cash condition, (iv) the lack of a third-party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete the private placement entered into in connection with the transaction, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (vii) the effect of the announcement or pendency of the transaction on ProKidney’s business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of ProKidney and potential difficulties in ProKidney employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against ProKidney or against SCS related to the Business Combination Agreement or the proposed transaction, (x) the ability to maintain the listing of SCS’s securities on a national securities exchange, (xi) the price of SCS’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which SCS plans to operate or ProKidney operates, variations in operating performance across competitors, changes in laws and regulations affecting SCS’s or ProKidney’s business, and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations, including manufacturing cost reductions, after the completion of the proposed transaction, and identify and realize additional opportunities, (xiii) the risk of downturns and a changing regulatory landscape in the highly competitive biotechnology industry, and (xiv) uncertainties inherent in cell therapy research and development, including the actual time it takes to initiate and complete clinical studies and the timing and content of decisions made by regulatory authorities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of SCS’s definitive proxy statement on Schedule 14A (File No. 001-40560), including any amendments and supplemented thereto, filed with the SEC on June 10, 2022, SCS’s annual report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 28, 2022, including those under “Risk Factors” therein and other documents filed by SCS from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ProKidney and SCS assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither ProKidney nor SCS gives any assurance that either ProKidney or SCS, or the combined company, will achieve its expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Social Capital Suvretta Holdings Corp. III

By:	/s/ James Ryans
Name: James Ryans
Title: Chief Financial Officer

Date:    July 6, 2022